OFFER SUMMARY
Closed-End Commercial Loan

This financing has multiple payment options. This disclosure assumes you will make the minimum payments permitted under the contract.
Funding Provided	$ 1,500,000.00	This is how much funding ACH Capital West, LLC will provide.
Annual Percentage Rate (APR)	81.95%
APR is the cost of your financing expressed as a yearly rate. APR includes the amount and timing of the funding you receive, interest and fees you pay and the payments you make. Your APR is not an interest rate. Your interest rate is 74.53%. Your APR may be higher than your interest rate because APR incorporates interest costs and other finance charges.

Finance Charge	$ 630,000.00	This is the dollar cost of your financing.
Total Payment Amount	$ 2,085,000.00	This is the total dollar amount of payments you will make during the term of the contract.
Average Monthly Cost	$ 173,750.00	Although this financing does not have monthly payments, this is our calculation of your average monthly cost for comparison purposes.
Payment	$ 43,437.50	48 Weekly payments of $43,437.50
Term	48 Weeks
Prepayment
A "Prepayment Interest Reduction Percentage" of 25% (with respect to unpaid interest remaining on this Loan) will be applied to the extent that the Borrower prepays this Loan in whole in accordance with, and subject to, Section 10 of the Business Loan and Security Agreement. Note that 75% of remaining unpaid interest will still be due upon Prepayment in whole. You should keep in mind that partial prepayments will not reduce the Total Interest Expense.

"If you pay off the financing early you must also pay the following additional fees:" Professional Service Fee: $ 0.00
Funding Fee: $ 0.00
Bank Change Fee: $ 50.00 Notary Fee: $ 0.00
Non-Sufficient Funds (NSF) Fee: $ 35.00 Stopped Payment Fee: $ 150.00
Default Fee: 25% Credit Fee: $ 50.00
UCC Filing Fee: $ 150.00

Applicable law requires this information to be provided to you to help you make an informed decision. By signing below, you are confirming that you received this information.

Recipient Signature:    Date:

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Borrower: NUVVE HOLDING CORP. et al see addendum

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** PLEASE READ CAREFULLY **

Dear Borrower, we are glad to welcome you to our unique financing program. The program will go into effect immediately after you return a signed agreement and will continue to be in effect until we receive the full loan repayment Amount according to this agreement.
After we receive the full agreed upon loan repayment amount, we will close off your account and deliver to you a $0 balance letter. In order to assure the maintenance and servicing of your account, please keep our contact information in your contacts for any service or maintenance request:
Please note due to the large number of loan accounts we service; administrative errors may occasionally result in our daily ACH debits. If you believe your account was erroneously debited, you agree to contact us immediately to notify us about the erroneous debits.
We also require an active point of contact during the duration of the agreement. By providing your contact information below you agree to be contacted in regard to your account during the duration of the agreement.

REFERRAL/AFFILIATE DISCLOSURE
Name(s) of Affiliate(s) who arranged this transaction for you: Digital offering llc	Business Name(s): Digital Offering llc	Email Address(es): rnunis@digitaloffering.co	Phone Number(s): m949 422 1642
Have there been any other financial products offered to you in conjunction with this financing agreement? Yes or No? No
If yes, please describe those other financial products (some examples may include but may not be limited to SBA loans, term loans, lines of credit, cash advance, equipment financing, real estate loans, etc.):

N/A

By signing below, you certify that the above information is true and correct.
Authorized Signer Signature:	Print name: Gregory Poilasne		Date:

Please contact us to update if your contact information changes.
Contact Name: _Nuvve Holding Corp Cell (for text messages): _6 19 456 5161         Email: _Gregory@nuvve.com     Emergency secondary contact (*required): _David Robson 858 336 8148
Please note all necessary information in regards to reaching you or your staff, in case of a problem:
If we experience any issues with your account and we cannot reach you or your point of contact, we will enforce all legal rem edies available to us, under the Agreement. We are always available to assist you with any service request that you may need. In order to prevent any unnecessary interruptions please make sure to call us as soon as any problems with your business arise.
** WE WILL NOT PROCEED WITH FUNDING IF THIS DOCUMENT IS LEFT BLANK **

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Borrower: NUVVE HOLDING CORP. et al see addendum

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INFORMATION DISCLOSURE FORM (All information must be provided in order to release funds)
CONTRACTUAL FUNDING INFORMATION
Loan Amount	Payment
1,500,000.00	43,437.50
BUSINESS INFORMATION
Legal Business Name: NUVVE HOLDING CORP. et al see addendum	Business DBA: NUVVE
Address: 2488 Historic Decatur Rd., Suite 200	City: San Diego	State: CA	Zip: 92016
Business Phone: 619 456 5161	Business E-Mail: Gregory@nuvve.con	Use of Funds: Product facing and	Time in Business: 16 years	Tax ID: 861617000
Emergency Contact Info: Name: David Robson	Number: 858 336 8148
List all additional locations associated to business. Delaware, Copenhagen DK, Tokyo Japan
Does the company currently have any open/unsatisfied advances? List which companies/balances. No
Does the company have any active or pending litigation/ judgments/ liens/ tax obligations? Yes, as disclosed in our 10Q
Landlord Contact Info: Name: Hines Ruby Rubio	Number: 510-701-4149
BANK ACCOUNT INFORMATION (list all accounts below)
Bank name:	Account Number:	Routing Number:
Wells Fargo	4552684490	121000248

OFFICERS INFORMATION
Authorized Signer - Full Name: GREGORY POILASNE	DOB: 05/21/1971	Social Security #: 606-15-5504	Cell Phone #: 6194565161
Address: 4499 Hermosa Way	City: San Diego	State: CA	Zip: 92103
Personal E-mail Address: Gregory@nuvve.com	Ownership %: <1%	Signature:	Date:
CREDIT DISCLOSURE
The above information is warranted to be true and correct. We hereby authorize ACH Capital West, LLC its assigns, agents, bank, servicer or financial institution to verify and collect information on us, included but not limited to bank references, trade credit references, and/or commercial credit reports. In compliance with the FAIR CREDIT REPORTING ACT, this is to inform you that you are authorizing this organization and/or its suppliers to obtain a consume and/or business profile credit report.

Authorized Signer Signature:	Print Name: GREGORY POILASNE	Date:

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Borrower: NUVVE HOLDING CORP. et al see addendum

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This Business Loan and Security Agreement (as amended, modified or restated, the "Agreement"), together with the attached Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) (as amended, modified or restated, "Authorization Agreement"), as amended, modified or restated (collectively the "Agreement") governs your business loan ("Loan") made by the Borrower as of the Effective Date (defined below). Please read this Agreement and keep it for your reference. In this Agreement, the words "you", "your" and "Borrower" each mean the Borrower identified on the signature page of this Agreement. Each Person identified on the signature page of this Business Loan and Security Agreement as an authorized “Signer” shall be referred to individually as "Signer” and collectively as "Signers" in this Agreement. The words "Lender", "we", "us", and "our" each mean ACH Capital West, LLC , and its successors and assigns. "Person" means an individual, corporation, association, partnership, an estate, a trust and any other entity or organization. Each disbursement of the Loan is an " Advance."

If you have any questions, please call us at 385-444-7518
(we have support available Monday - Friday 9am - 6pm ET) or email info@achcapital.com.

YOUR LOAN DETAILS
Borrower:	NUVVE HOLDING CORP. et al see addendum
Borrower's Address:	2488 Historic Decatur Rd., Suite 200, San Diego, CA 92106
Lender:	ACH Capital West, LLC
Address for Lender:	375 West 200 South, Suite 225, Salt Lake City, UT 84101 Email info@achcapital.com
Authorized Signer(s):	GREGORY POILASNE
Address(es) for Authorized Signer(s):	4499 Hermosa Way, San Diego, CA, 92103
Loan Amount:	$ 1,500,000.00
Origination Fee: (Deducted at time of Advance)	$ 45,000.00
Advance Amount:
(Loan Amount less Origination Fee)
Note that the Advance Amount may not be the amount deposited to your Designated Checking Account. The amount that will be deposited to your Designated Checking Account will be reduced by any amounts owed to Lender from any prior Advance, indebtedness, or loan, or may be used to pay off an amount owed to a third-party creditor.
$ 1,455,000.00
Maturity Date:	05/11/2027
Weekly Payment Amount: (Business Days only) Payment Schedule: The term "Business Day" means any Monday through Friday, except for Federal Reserve holidays.	$ 43,437.50 48 payments of $ 43,437.50 due on each Week immediately following the date of disbursement of the Advance Amount from the lender.
Total Interest Expense: (Does not include any costs, expenses or Fees)	$ 585,000.00
Total Repayment Amount: (Loan Amount plus Total Interest Expense)	$ 2,085,000.00

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Borrower: NUVVE HOLDING CORP. et al see addendum

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PREPAYMENT, RENEWAL, AND OTHER FEES
Prepayment: (See Section 9 of this Agreement for details)	The Total Repayment Amount is due, regardless of the date of repayment, unless the Loan is subject to a Prepayment Addendum that reduces the Total Repayment Amount.
Renewals:
Remaining unpaid interest on this Loan will be eligible to be forgiven by Lender in Lender's sole discretion if: (a) Borrower is current on its scheduled payments with respect to this Loan (including payment of any fees or expenses), and (b) while this Loan is outstanding, Borrower enters into a business loan and security agreement for a new qualifying term loan with Lender, a portion of the proceeds of which are used to repay this Loan in whole.

Other Fees: (with the Origination Fee collectively the "Fees")
Legal Fee: The 25% outlined is based on the total original payback amount of this transaction. Underwriting Fee: $ 0.00
Processing Fee: $ 45,000.00 Professional Service Fee: $ 0.00 Returned Payment Fee: $ 35.00 Funding Fee: $ 0.00
Bank Change Fee: $ 50.00 Notary Fee: $ 0.00
Non-Sufficient Funds (NSF) Fee: $ 35.00 Stopped Payment Fee: $ 150.00
Default Fee: 25% - The % outlined is based on the total original payback amount of this transaction UCC Filing Fee: $ 150.00
Late Fee: $ 35.00

Stacking Fee: ten (10) percent of the Loan Amount for each incidence of stacking.

CERTAIN DISCLOSURES
Loan Pricing Disclosure
Lender uses a system of risk-based pricing to determine interest charges and fees. Risk-based pricing is a system that evaluates the risk factors of your application and adjusts the interest rate up or down based on this risk evaluation. This loan may be a higher cost loan than loans that may be available through other lenders. Borrower understands that Lender may make loans at other amounts, interest rates and with other fees to other Persons as well.

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Loan For Specific Purposes Only
The proceeds of the requested Loan may solely be used for the specific purposes as set forth in the Use of Proceeds Certification of the Business Loan and Security Agreement. IN ADDITION, THE LOAN WILL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.
Borrower understands that Borrower's agreement not to use the Loan proceeds for personal, family or household purposes means that certain important duties imposed upon entities making loans for consumer/personal purposes, and certain important rights conferred upon consumers, pursuant to federal or state law will not apply to this transaction.

CALIFORNIA CIVIL CODE SECTION 2955.5.
California Civil Code Section 2955.5(a) provides that "No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property." Borrower acknowledges having received disclosure of the contents of such provision prior to execution of the Loan Agreement or any documents executed in connection therewith or related thereto in accordance with California Civil Code Section 2955.5(b).

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The calculations below involve certain key assumptions about this Loan, including that the Loan is paid off in its entirety according to the agreed Payment Schedule and that no repayments are missed. This is provided as a convenience only, and Lender's records will, absent manifest error, be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Lender. To the extent the Lender's records differ from the below metric calculations and metric explanations, the Lender's records shall control. The amounts below may vary from the actual amounts.

Loan Amount $ 1,500,000.00	Advance Amount (minus fees withheld) 1 $ 1,455,000.00	Repayment Amount $ 2,085,000.00	Term 12 Months (repaid Weekly)
METRIC	METRIC CALCULATION	METRIC EXPLANATION
Total Cost of Capital	Interest Expense: $ 585,000.00	This is the total amount that you will pay in
$ 630,000.00	Loan Fee: $	interest and fees for the Loan, but this amount
Origination Fee: $ 45,000.00	does not include fees and other charges you can
Other Fees: $	avoid, such as late payment fees, returned
Total Cost of Capital: $ 630,000.00	payment fees, and the default fee.2
Annual Percentage Rate (APR)3 81.95%	Your Loan will have 48 Weekly payments of: $43,437.50 APR: 81.95%
This is the cost of the Loan, including total interest or Loan Fees and other fees, expressed as a yearly rate. APR takes into account the amount and timing of capital you receive, fees you pay, and the periodic payments you make. This is provided as a convenience only. While APR can be used for comparison purposes, it is not an interest rate and is not used to calculate your interest expense or Loan Fee.

Average Monthly Payment $ 173,750.00	Repayment Amount: $ 2,085,000.00 Term (in months): ÷ 12 Months Average Monthly Payment: $ 173,750.00	This is the average monthly repayment amount of the Loan, which does not include fees and other charges you can avoid, such as late payment fees, returned payment fees and the default fee.2
The actual repayment frequency for the Loan will be weekly. This is an estimate for comparison purposes only.
Cents on the Dollar (excluding fees) 39 ¢	Interest Expense or $ 585,000.00 Loan Fee: Loan Amount: ÷ $ 1,500,000.00	This is the total amount of interest or Loan Fee paid per dollar borrowed. This amount is exclusive of fees. This is provided as a convenience only.
Cents on the Dollar 39 ¢ (excluding fees):
Prepayment	Does prepayment of this Loan result in any new fees or charges?	No (see "Prepayment" above)
Does prepayment of this Loan decrease the total interest or Loan Fees owed?	Yes (see "Prepayment" above for the interest or fee reduction amount)
1 The Advance Amount is the amount of capital that a business receives and may be different from the Loan Amount. The Advance Amount is net of fees withheld from the Loan Amount. A portion of the Advance Amount may be used to pay off any amounts owed to Lender from a prior Advance, indebtedness, loan, or used to pay an amount owed to a third party creditor. 2 Your business may incur other fees that are not a condition of borrowing, such as late payment fees, returned payment fees, default fees, or monthly maintenance fees. Those fees are not reflected here. See the agreement for details on these fees (see "Other Fees" above). Further, your business may incur other third-party fees associated with any Advance, borrowing, non-payment or otherwise. 3 APR should be considered in conjunction with the Total Cost of Capital. APR may be most useful when comparing financing solutions of similar expected duration. APR is calculated here according to the principles of 12 C.F.R. § 1026 (Regulation Z), using 52 payment periods of equal length and 52 payment dates per year for weekly pay products, and 252 payment dates per year for daily pay products.

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1.EFFECTIVE DATE. This Agreement begins on the date we accept this Agreement in Utah and signed by Lender ("Effective Date"). Borrower understands and agrees that Lender may postpone, without penalty, the Advance of Loan amounts to Borrower until Lender has determined in its sole discretion that all required security interests for the Loan have been perfected and Lender has received all required personal guarantees or other documentation for the Loan.
2.AUTHORIZATION. Borrower agrees that the Loan shall be conclusively deemed to have been authorized by Borrower and to have been made pursuant to a duly authorized request on its behalf.
3.LOAN FOR SPECIFIC PURPOSES ONLY. THE PROCEEDS OF THE LOAN MAY BE USED ONLY FOR THE SPECIFIC PURPOSES AS SET FORTH IN THE USE OF PROCEEDS CERTIFICATION CONTAINED IN SECTION 48 BELOW, AND NOT FOR ANY OTHER PURPOSES . In
addition, the Loan will not be used for personal, family or household purposes, and Borrower agrees it is forever estopped from taking the position that such Loan (including Advances) are or were used for such personal, family or household purposes. Borrower understands that Borrower's covenant not to use the Loan proceeds for personal, family or household purposes means that certain important duties imposed upon Persons making loans for personal, family or household purposes, and certain important rights conferred upon such Persons, pursuant to federal or state law will not apply to the Loan or the Agreement. Borrower understands that Lender will be unable to confirm whether the use of the Loan conforms to this Section. Borrower agrees that a breach by Borrower of the provisions of this Section shall not affect Lender's right to
(a)enforce Borrower's promise to pay for all amounts
owed under this Agreement, regardless of (i) the purpose for which the Loan is obtained or (ii) how the Loan proceeds are used by Borrower, and (b) use any remedy legally available to Lender, even if that remedy would normally not have been available had the Loan been made by Lender to Borrower for personal, family or household purposes.
4.ADVANCE OF LOAN PROCEEDS AND MAINTENANCE
OF BORROWER'S BANK ACCOUNT. If Borrower applied and was approved for the Loan, then the Loan will be disbursed as provided in the attached Authorization Agreement. Borrower shall maintain Direct Payments (ACH Debits) in its Designated Checking Account, including keeping such account open until the "Total Repayment Amount " as defined in this Agreement has been completely repaid.
5.PROMISE TO PAY. Borrower shall pay Lender the Total Repayment Amount in accordance with the Payment

Schedule above. As provided in the attached Authorization Agreement, Borrower shall enroll in Lender's Automatic Payment Plan and authorizes Lender to collect required Loan payments. If required by Lender, Borrower agrees and authorizes Lender (or its servicer or any agent of Lender thereof) to collect Loan payments from a transfer account established pursuant to this Agreement.
6.ALTERNATIVE PAYMENT METHODS. If Borrower for any reason knows that Lender will be unable to process a Loan payment under Lender's Automatic Payment Plan, then Borrower must either transfer sufficient funds into its Designated Checking Account such that the missed payment can be collected as provided in the attached Authorization Agreement, or promptly mail or deliver a check to Lender in an amount equal to the missed payment or, if offered to Borrower by Lender, make the missed payment by any pay-by-phone or on-line service that Lender may make available to Borrower from time to time. If Borrower elects to send payments to Lender for the Loan by postal mail, then Borrower agrees to send such payments to Lender's address on the first page of this Agreement or some other place as designated by Lender from time to time in writing. All alternative payments contemplated in this Section shall be made in immediately available funds by check, money order, wire transfer, automatic transfer from an account at an institution offering such service, or other instrument in U.S. Dollars. Borrower understands and agrees that payments made at any other address than as specified in this Section may result in a delay in processing and/or crediting such payment, and may result in late fees, interest, or charges. If Borrower makes an alternative payment as contemplated by this Section on Borrower's Loan by mail or by any pay-by-phone or on-line service that Lender makes available while Borrower is enrolled in the Automatic Payment Plan, Lender may treat such payment as an additional payment and continue to process Borrower's scheduled Automatic Payment Plan payments or may reduce any scheduled Automatic Payment Plan payment by the amount of any such additional payment received.
7.APPLICATION OF PAYMENTS. Subject to applicable law, Lender reserves the right to allocate and apply payments received on Borrower's Loan between principal, interest and fees in any manner Lender chooses in its sole discretion, with such discretion performed with Lender's reference to its records for the Loan, it being understood and agreed by Borrower that Loan payments generally will be allocated and applied against any fees and interest incurred on the Loan before principal. At Lender's discretion, if there are any fees, costs or other expenses due and owing under this Agreement, including, without limitation, any Fees, Lender may unilaterally adjust Borrower's amortized or principal payments due under this Agreement in an amount to pay such fees, costs or other

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expenses; Lender, at its discretion, may charge such adjusted amount on a single amortized or principal payment, or over multiple amortized or principal payments.
8.POSTDATED CHECKS, RESTRICTED ENDORSEMENT CHECKS AND OTHER DISPUTED OR QUALIFIED
PAYMENTS. Lender may accept late, postdated or partial payments without losing any of Lender's rights under this Agreement (a postdated check is a check dated later than the day it was actually presented for payment). Lender is under no obligation to hold a postdated check and Lender reserves the right to process every item presented as if dated the same date received by Lender or Lender's check processor. Borrower shall not send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement or applicable law. All notices and written communications concerning postdated checks, restricted endorsement checks (including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount) or any other disputed, nonconforming or qualified payments, must be mailed or delivered to the Lender's address on the first page of this Agreement or some other place as designated by Lender from time to time in writing.
9.PREPAYMENT. Borrower agrees that all fees and other prepaid finance charges are earned by Lender fully as of the date of this Agreement and will not be subject to refund upon early payment of the Total Repayment Amount (whether voluntary or as a result of an Event of Default), except as otherwise required by law. Borrower may prepay Borrower's Loan in whole on any Business Day by paying Lender the sum total of the Total Repayment Amount, including without limit any Returned Payment Fees and any Late Fees (if any), in each case as described in the attached in this Agreement less
(a)the amount of any principal Loan payments made prior to such prepayment and (b) the product of (i) the percentage identified as the applicable Prepayment Interest Reduction Percentage in this Agreement; and (ii) the aggregate amount of unpaid interest remaining on the Borrower's Loan as of such date as determined by Lender's records in accordance with Section 7. Borrower may prepay Borrower's Loan in part on any Business Day and such payment shall be applied in accordance with Section 7.
10.SECURITY INTEREST. Borrower and each [intentionally omitted] hereby grants to Lender, the secured party hereunder, a continuing security interest in and to any and all Collateral as defined and described below to secure the prompt and complete payment and performance of all debts, liabilities and obligations of Borrower to Lender hereunder, and also any and all other debts, liabilities and obligations of Borrower to Lender of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, relating to the Loan described in this Agreement, the preceding being true whether or not contemplated by the parties hereto at the time of the granting of this security interest, regardless of how such debts, liabilities and obligations arise or by what agreement or instrument they may be evidenced by, and the preceding includes Borrower's obligations to perform acts and refrain from taking action as well as all obligations to pay Lender money including, without limitation, all interest, other fees and expenses under or related to the Loan (all of the preceding being the "Obligations"). The "Collateral" means all of Borrower's, assets and personal property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Borrower, and whether owned or consigned by or to, or leased from or to Borrower, regardless of where located, which shall include, without limitation: (a) any and all amounts owing to Borrower now or in the future from any merchant processor(s) processing charges made by customers of Borrower via credit card or debit card transactions; (b) cash and cash equivalents, (c) inventory,
(d) equipment, (e) investment property, including certificated and uncertificated securities, securities accounts, security entitlements, commodity contracts and commodity accounts,
(f) instruments, including promissory notes, (g) chattel paper, including tangible chattel paper and electronic chattel paper,
(h) documents, (i) letter of credit rights, (j) accounts, including health-care insurance receivables, (k) deposit accounts with any bank or other financial institution, (l) commercial tort claims as disclosed on Schedule 1, (m) general intangibles, including payment intangibles and software, (n) copyrights, patents and trademarks and all other intellectual property, (o) fixtures, (p) goods, (q) letters of credit, letter-of-credit rights, and supporting obligations, and (r) as-extracted collateral. The preceding terms used in defining the term "Collateral" not otherwise defined in this Agreement shall have the meaning as such terms may from time to time be defined in the Uniform Commercial Code in effect in the State of Utah ("UCC"). The security interest Borrower grants herein includes all accessions to, substitutions for and replacements, proceeds (including stock rights), insurance proceeds and products of the foregoing subsections
(a) through (r), together with all books and records, customers lists, credit files, computer files, programs, printouts, and other computer materials and records related thereto and any general intangibles (as defined in the UCC) at any time evidencing or relating to any of the foregoing. Lender

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disclaims any security interest in household goods in which Lender is forbidden by applicable law from taking a security interest.
11.PROTECTING THE SECURITY INTEREST. Borrower
agrees that Lender and/or Lender's agent or representative may file any financing statement, lien entry form or other document that is necessary or desirable in order to perfect, amend or continue Lender's security interest in the Collateral, including, without limitation, any fixture filings or other filings in the real property records, and Borrower, shall cooperate with Lender and Lender's agent or representative to accomplish said filing(s), and shall do whatever else Lender and Lender's agent or representative deems necessary to protect Lender's security interest in the C o l l a t e r a l . BORROWER
EXPRESSLY ACKNOWLEDGES AND AGREES BY SIGNING THIS AGREEMENT THAT, LENDER'S COLLATERAL AS DESCRIBED IN SECTION 10 INCLUDES ALL OF
BORROWER'S    PROPERTY AND ASSETS.
12.LOCATION OF COLLATERAL; TRANSACTIONS
INVOLVING COLLATERAL. Unless Lender has agreed otherwise in writing, Borrower represents and warrants that (a) all Collateral (or records of the Collateral in the case of accounts, chattel paper and general intangibles) shall be located at Borrower's address as shown on the first page of this Agreement, (b) except for inventory sold or accounts collected in the ordinary course of Borrower's business (provided, however, that upon notice of Lender and if an Event of Default has occurred and is continuing, Borrower shall not sell inventory or accounts without Lender consent), Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral,
(c) no one else has any interest in or claim against the Collateral that is not already disclosed on the attached Schedule 2. Additionally, unless Lender has agreed otherwise in writing, Borrower shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance or charge, other than the security interest provided for in this Agreement, and Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral for less than the fair market value thereof. Borrower shall, at the sole cost to Borrower, defend Lender's rights in the Collateral against the claims and demands of all other Persons. Borrower shall hold all proceeds from any unauthorized disposition of the Collateral in trust for Lender, which shall not be co-mingled with any other funds and shall immediately be delivered to Lender upon receipt by Borrower. Notwithstanding the preceding three sentences' requirements, Borrower's obligations as described herein do not constitute or equate to consent by Lender to any such disposition or transfer. Borrower shall provide to Lender ten (10) days prior notice of the opening of any deposit account; Borrower shall, promptly provide, upon Lender's request, a deposit account control agreement duly executed on behalf of each financial institution holding a deposit account of Borrower.
13.TAXES, ASSESSMENTS AND LIENS. Borrower shall
complete, timely file and pay when due all necessary federal, state and local taxes and shall pay when due all taxes, assessments, levies and liens upon the Collateral and, upon Lender's request, provide evidence of such payments to Lender.
14.INSURANCE. Borrower shall procure and maintain insurance policies and coverage as Lender may require with respect to the Collateral, including without limit flood insurance if the location of any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a "Special Flood Hazard Area", in the form, amounts and coverage reasonably acceptable to Lender and issued by a company reasonably acceptable to Lender, which shall be a minimum amount equal to the Total Repayment Amount. Borrower, as applicable, shall ensure that all of Borrower's 's insurance policies name Lender as loss payee, and Borrower shall deliver to Lender endorsements demonstrating the same in form and substance satisfactory to Lender. If Borrower at any time fails to obtain or maintain any insurance as required under this Section, Lender may obtain such insurance as Lender deems appropriate at Borrower's sole cost and expense. Borrower shall promptly notify Lender of any loss of or damage to the Collateral. Upon any insurable loss to any Collateral, the proceeds shall be paid to Lender to apply to the Total Repayment Amount
15.REPAIRS AND MAINTENANCE. Borrower shall keep and maintain, and shall cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect, normal wear and tear excepted. Borrower further agrees to pay when due all claims made by third party Persons for work done on, or services rendered to, or material furnished in connection with the Collateral so that no lien or encumbrance of any kind may ever attach to or be filed against the Collateral.
16.INSPECTION OF COLLATERAL AND PLACE OF BUSINESS;    USE    OF    PHOTOGRAPHS    AND
TESTIMONIALS. Lender and Lender's designated representatives and agents shall have the right during

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Borrower's (as applicable) normal business hours and at any other reasonable time (except during an Event of Default during which Lender and Lender's designated representatives and agents may examine the Collateral at any time) to examine the Collateral wherever located and the interior and exterior of any of Borrower's place of business. During an examination of any Borrower's place of business, Lender may examine, among other things, whether Borrower a) has a place of business that is separate from any personal residence; (b) is open for business; (c) has sufficient inventory to conduct Borrower's, as applicable, business; and (d) has one or more credit card terminals if Borrower processes credit card transactions. When performing an examination, Lender may photograph the interior and exterior of any of Borrower's place of business, including any signage, and may photograph any individual who has signed this Agreement (each a "Signatory") unless the Signatory previously has notified Lender that he or she does not authorize Lender to photograph the Signatory. Lender may obtain testimonials from any Signatory, including testimonials on why Borrower needed the Loan and how the Loan has helped Borrower. Any photograph and testimonial will become and remain the sole property of Lender. Borrower grants Lender the irrevocable and permanent right to display and share any photograph and testimonial contemplated in this Section in all forms and media, including composite and modified representations, for all purposes, including but not limited to any trade or commercial purpose, whether shared with any of Lender's employees or agents or with the general public. Lender may, but is not required to, use the name of any Borrower, in connection with any testimonial. Borrower waives the right to inspect or approve versions of any photograph or testimonial or the written copy or other media that may be used in connection with any of the foregoing. Borrower releases Lender from any claims that now exist or may arise in the future regarding the use of any photograph or testimonial, including any claims of defamation, invasion of privacy or infringement of moral rights, rights of publicity or copyright.
17.LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any related documents, including but not limited to Borrower's failure to discharge, pay or perform when due any Obligations, then Lender on Borrower's behalf (as applicable) may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. To the extent permitted by applicable law, any expenses, costs or fees incurred in connection therewith (including attorneys' and other advisory or third-party fees) will become a part of the Obligations and, at Lender's option, shall:
(a) be payable on demand; (b) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (c) be treated as a balloon payment that will be due and payable at the 05/11/2027. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon an Event of Default.
18.BORROWER'S    'S    REPRESENTATIONS    AND WARRANTIES; CERTAIN
COVENANTS. Borrower represents and warrants that: (a) Borrower will comply with all laws, statutes, regulations and ordinances pertaining to the conduct of its business and the Collateral, including without limitation any law relating to the use, sale, possession, cultivation, manufacture, distribution, or marketing of any controlled substances or other contraband (whether for commercial, medical, or personal purposes), or any law relating to the medicinal use or distribution of marijuana;
(b)Borrower's principal executive office and the office where Borrower keeps its records concerning its accounts, contract rights and other property is that shown of the first page of this Agreement; (c) Borrower is duly organized, licensed, validly existing and in good standing under the laws of its state of formation and shall hereafter remain in good standing in that state, and Borrower is duly qualified, licensed and in good standing in every other state in which it is doing business, and shall hereafter remain duly qualified, licensed and in good standing in every other state in which it is doing business; (d) the true and correct legal name of the Borrower is set forth in the first page of this Agreement; (e) Reserved; (f) the execution, delivery and performance of this Agreement, and any other document executed in connection herewith, are within Borrower's 's powers, have been duly authorized, are not in contravention of law or the terms of Borrower's charter, operating agreement, bylaws or other constituting documents, or of any indenture, agreement or undertaking to which Borrower is a party; (g) all constituting documents and all amendments thereto of Borrower have been duly filed and are in proper order and any capital stock or other membership or equity interests issued by Borrower and

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outstanding was and is properly issued and all books and records of Borrower are accurate and up to date and will be so maintained; (h) Borrower (i) is not subject to any charter, corporate or other legal restriction, or any judgment, award, decree, order, governmental rule or regulation or contractual restriction that could have a material adverse effect on its financial condition, business or prospects, and (ii) is in compliance with its charter, operating agreement, bylaws and other constating documents, all contractual requirements by which it may be bound and all applicable laws, rules and regulations other than laws, rules or regulations the validity or applicability of which it is contesting in good faith or provisions of any of the foregoing the failure to comply with which cannot reasonably be expected to materially adversely affect Borrower's financial condition, business or prospects or the value of the Collateral, each taken individually and as a whole;
(i) there is no action, suit, proceeding or investigation pending or, to Borrower's or Signatory's knowledge, threatened against or affecting it or any of Borrower's assets before or by any court or other governmental authority which, if determined adversely to it, would have a material adverse effect on Borrower's financial condition, business or prospects or the value of the Collateral, each taken individually and as a whole; (j) all information provided by Borrower as part of the application process for the Loan was true and complete; (k) neither Borrower intends to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within six (6) months of the Effective Date; (l) neither Borrower is presently insolvent within the meaning of the UCC as well as the United States Bankruptcy Code and neither will become insolvent upon the making of the Loan; (m) Borrower shall maintain in full force and effect and in good standing all material rights, licenses and leases necessary to carry on its business, and all material permits, licenses, leases consents and approvals necessary for the construction, maintenance and operation of its business; (n) Borrower shall make all payments of interest and principal as and when due, and Borrower shall keep and comply with all terms, conditions and provisions of this Agreement; (o) the proceeds of any Advance shall not be used for personal, family, household or agricultural purposes; (p) Borrower shall not use the proceeds of any Advance, directly or indirectly, in violation of any applicable law or regulation, including without limitation Regulations T, U or X of the Federal Reserve Board as from time to time in effect (and any successor regulation or official interpretation of such Board), or to purchase or carry any "margin stock", as defined in Regulations U and X, or any "margin security", "marginable OTC stock" or "foreign margin stock" within the meaning of Regulation T, U or X; and (q) Borrower shall not effect any material change in their ownership or organizational structure (acknowledging that any change in ownership shall be deemed material when ownership is closely held and any change that would be adverse to Lender or adversely affect the Loan shall be deemed material).
19.INTEREST AND FEES. Borrower shall pay in full the "Total Interest Expense" as set forth at the beginning of this Agreement and all other fees and costs set forth in this Agreement, including, without limitation, those set forth on Pages 1 and 2 of this Agreement. Borrower shall also pay the following fees:
A."Origination Fee": A one-time origination fee in the amount set forth at the beginning of this Agreement. Borrower agrees that this fee shall be immediately deducted from the proceeds of Borrower's Loan prior to the Loan's initial Advance.
B."Returned Payment Fee": A returned payment fee in the amount set forth in the beginning of this Agreement if any Loan payment processed on Borrower's Loan is returned unpaid or dishonored for any reason.
C."Late Fee": A late fee in the amount set forth in the beginning of this Agreement if a scheduled Loan payment is not received by Lender as provided in the Payment Schedule set forth in the beginning of this Agreement.
D."Default Interest": Upon the occurrence and during the continuance of an Event of Default, the balance of the remaining unpaid principal and interest accrued on the Loan shall thereafter bear interest at a rate equal to the lesser of
(i) Annual Percentage Rate (APR) as provided in this Agreement per annum or (ii) the maximum rate allowed by applicable law, as a default interest rate until the Event of Default has been cured as determined in Lender's sole discretion.

Payments made on the Loan by Borrower shall be applied and allocated between Loan principal, interest and fees in the manner set forth in Section 7.
20.INTEREST AND FEES EXCEEDING PERMITTED LIMIT.
If the Loan is subject to applicable law that sets maximum interest or charges, and such applicable law is interpreted so that the interest or other fees collected or to be collected in connection with this Agreement exceed the permitted limits under such applicable law, then (a) any interest or charge shall

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be automatically reduced by the amount necessary to reduce such charge to the permitted limit under applicable law, and
(b) if required by applicable law, any sums already collected from Borrower that exceed such permitted limits will be refunded or credited to Borrower.
21.ONLINE CUSTOMER PORTAL. When Borrower signs in with Borrower's valid username and password at https://1workforce.com, Borrower may obtain information about the Loan, such as the outstanding balance, daily transactions and fees. No additional paper statement will be mailed to Borrower. Borrower shall not share Borrower's username and password to https://1workforce.com with any third-party Person. The information provided through this online portal is provided as a convenience only for Borrower and Lender's internal records will be determinative of information about the Loan, absent manifest error. To the extent there is a conflict between the Borrower's online portal reference in this Section and Lender's internal records, Lenter's internal records will control.
22.FINANCIAL INFORMATION AND REEVALUATION OF
CREDIT. Borrower (if any) authorize Lender to obtain business and personal credit bureau reports in Borrower's name, respectively, at any time and from time to time for the purpose of deciding whether to initially approve the requested Loan, or to approve any update, renewal, extension of credit, or for any otherwise applicable and lawful purpose. Upon Borrower's or request, Lender shall advise Borrower if Lender obtained a credit report and Lender shall give Borrower the credit bureau's name and address. Borrower (if any) shall submit current financial information, a new credit application, or both, in Borrower's name, at any time promptly upon Lender's request. Borrower authorizes Lender to act as Borrower's agent for purposes of accessing and retrieving transaction history information regarding Borrower from Borrower's designated merchant processor(s). Lender may report Lender's credit experiences with Borrower in relation to the Loan to third party Persons as permitted by applicable law. Lender may share the information contemplated under this Section for the purpose of Lender complying with governmental reporting or legal processes that Lender believes may be required, whether or not such sharing of information is in fact required or may otherwise do the same when necessary or helpful in completing a transaction, when investigating a loss or Event of Default or potential loss or Event of Default, or in connection with the sale or syndication of the Loan or any Advance. Borrower is hereby notified that a negative credit report reflecting on Borrower's credit record may be submitted to a credit reporting agency if Borrower fails to fulfill the terms of their respective credit obligations hereunder.
23.FEES, EXPENSES AND COLLECTION COSTS. To the
extent not prohibited by applicable law, Borrower shall pay to Lender on demand any and all fees, expenses and costs incurred by Lender in enforcing the terms of this
Agreement or pursuing Lender's remedies provided

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herein or under applicable law, including, but not limited to, collection costs, all attorneys' fees and expenses, and all other expenses of like or unlike nature which may be expended by Lender to obtain or enforce payment of Obligations either as against Borrower, or surety of Borrower, or in the prosecution or defense of any action or concerning any matter arising out of or connected with the subject matter of this Agreement, the Obligations or the Collateral or any of Lender's rights or interests therein or thereto, including, without limiting the generality of the foregoing, any attorneys' fees or expenses incurred in any bankruptcy or insolvency proceedings and all costs and expenses (including search fees) incurred or paid by Lender in connection with the administration, supervision, protection or realization on the Collateral, whether such security was granted by Borrower, , or by any other Person primarily or secondarily liable (with or without recourse) with respect to the Obligations, and all costs and expenses incurred by Lender in connection with the defense, settlement or satisfaction of any action, claim or demand asserted against Lender in connection therewith, which amounts shall be considered advances to protect Lender's security, and shall be secured hereby. To the extent permitted by applicable law, all of the expenses and costs contemplated in this Section shall become a part of the Obligations and, at Lender's option, shall: (a) be payable on demand; (b) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (c) be treated as a balloon payment that will be due and payable at the Loan's maturity. Such rights shall be in addition to all other rights and remedies to which Lender may be entitled upon an Event of Default.
24.BORROWER'S REPORTS. Promptly upon Lender's written request, Borrower shall provide Lender with such information about the financial condition and operations of Borrower, as Lender may, from time to time, reasonably request. Borrower also shall promptly

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upon becoming aware of any Event of Default, or the occurrence or existence of an event which, with the passage of time or the giving of notice or both, would constitute an Event of Default hereunder, to promptly provide notice thereof to Lender in writing.
25.TELEPHONE COMMUNICATIONS. Borrower hereby expressly consents to receiving calls and messages, including auto-dialed and pre-recorded message calls and SMS messages (including text messages) from Lender, its affiliates, marketing partners, agents, representatives, and any others calling at Lender's request or on its behalf, at any telephone numbers that Borrower have provided or may provide in the future or otherwise in Lender's possession (including any cellular or mobile telephone numbers). Borrower agree that such communications may be initiated using an automated telephone dialing system. Borrower agree that he, she or it is responsible for any fees or charges associated therewith from their wireless carrier.
26.INDEMNIFICATION. Except for Lender's gross negligence or willful misconduct, Borrower shall indemnify and hold Lender harmless from all losses, costs, damage, liabilities or expenses (including, without limitation, court costs and reasonable attorneys' fees and expenses) that Lender may sustain or incur by reason of it (a) defending or protecting Lender's security interests contemplated in this Agreement, or the priority thereof;
(b) enforcing the Obligations; (c) the prosecution or defense of any action or proceeding concerning any matter arising out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Obligations and/or the Collateral. This indemnity shall survive the complete repayment and performance of the Obligations and the termination of this Agreement.

With respect to any Borrower residing or incorporated in California, Borrower acknowledges and agrees that all their rights that may relate to the release and waiver of claims contemplated by this Agreement under Section 1542 of the California Civil Code, as amended, are expressly waived. Section 1542 of the California Civil Code provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Borrower waives any right which it has or

may have under Section 1542 of the California Civil Code, as amended, to the fullest extent that Borrower may lawfully waive such rights pertaining to the release of the claims contemplated by Agreement.
27.MERGERS, CONSOLIDATIONS OR SALES. No
Borrower or any grantor of any Collateral shall (a) merge or consolidate with or into any other Person or (b) enter into any joint venture or partnership with any other Person.
28.CHANGE IN LEGAL STATUS. Without Lender's consent, no Borrower shall (a) change its name, its place of business or, if more than one, chief executive office, its mailing address, or organizational identification number if it has one, or (b) change its type of organization, jurisdiction of organization or other legal structure. If Borrower does not have an organizational identification number and later obtains one, Borrower shall promptly notify Lender of such taxpayer identification number.
29.DEFAULT. The occurrence of any one or more of the following events (each an "Event of Default") shall constitute, without notice or demand, a default under this Agreement and all other agreements between Lender and Borrower, or grantor of any Collateral, whether such agreements, instruments, or papers now exist or hereafter arise: (a) Lender is unable to collect any Automatic Payment Plan payment on two consecutive dates due and/or, Borrower fails to pay any Obligations on three (3) consecutive dates when payments are due daily or one (1) payment during any monthly period if payments are due and payable monthly; (b) Borrower fails to comply with, promptly, punctually and faithfully, to perform or observe any term, condition or promise within this Agreement;
(c)the determination by Lender that any representation or warranty heretofore, now or hereafter made by Borrower to Lender, in any documents, instrument, agreement, application or paper was not true or accurate when given; (d) the occurrence of any event such that any indebtedness of Borrower owed to any lender other than Lender could potentially be accelerated, irrespective of whether such acceleration has taken place; (e) the occurrence of any event that would cause a "lien creditor", as that term is defined in Section 9a−102 of the UCC (other than Lender) to obtain higher priority in any of the Collateral over Lender's security interest created by this Agreement; (f) a filing against or relating to Borrower (unless consented to in writing by Lender) of (i) a federal tax lien in favor of the United States of America or any political subdivision of the United States of America, or (ii) a state tax lien in favor of any state of the United States of America or any political subdivision of any such state; (g) the occurrence of any event of default under any other agreement between Lender and Borrower, whether such agreement, instrument, or paper now exists or hereafter

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arises (notwithstanding that Lender may not have exercised its rights upon default under any such other agreement, instrument or paper); (h) any act by, against, or relating to Borrower , or any of their property or assets, whereby such act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee or other person, pursuant to court action or otherwise, over all, or any part of any of the Collateral; (i) the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for Borrower; (j) the failure by Borrower to generally pay the debts of Borrower as they mature; (k) adjudication of bankruptcy or insolvency relative to Borrower; (l) the entry of an order for relief or similar order with respect to Borrower in any proceeding pursuant to Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code") or any other federal bankruptcy law; (m) the filing of any complaint, application or petition by or against Borrower initiating any matter in which Borrower is or may be granted any relief from the debts of Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; (n) the calling or sufferance of a meeting of creditors of Borrower; (o) the meeting by Borrower with a formal or informal creditor's committee; (p) the offering by or entering into by Borrower of any composition, extension or any other arrangement seeking relief or extension for the debts of Borrower, or the initiation of any other judicial or non-judicial proceeding or agreement by, against or including Borrower that seeks or intends to accomplish a reorganization or arrangement with creditors; (q) the entry of any judgment against Borrower, which judgment is not satisfied or appealed from (with execution or similar process stayed) within 15 days of its entry; (r) the occurrence of any event or circumstance with respect to Borrower or grantor of Collateral such that Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by Borrower under this Agreement or any other agreement between Lender and Borrower is impaired or there shall occur any material adverse change in the business or financial condition of Borrower (such event specifically includes, but is not limited to, taking additional financing from a credit card advance, cash advance company or an additional working capital loan without the prior written consent of Lender); (s) the entry of any court order that enjoins, restrains or in any way prevents Borrower from conducting all or any part of its business affairs in the ordinary course of business; (t) the occurrence of any uninsured loss, theft, damage or destruction to any material asset(s) of Borrower; (u) any act by or against, or relating to Borrower, or any of their assets pursuant to which any creditor of Borrower seeks to reclaim or repossess or reclaims or repossesses all or a portion of Borrower's assets;
(v) the termination of existence, dissolution or liquidation of Borrower or the ceasing to carry on actively any substantial part of Borrower's current business; (w) this Agreement shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability hereof shall be contested by Borrower denies it has any further liability or obligation hereunder; (x) any person signing a support agreement in favor of Lender shall repudiate, purport to revoke or fail to perform his, her, or its obligations under his, her or its guaranty or support agreement in favor of Lender, either die or dissolve (as applicable); (y) any material change occurs in Borrower's ownership or organizational structure (acknowledging that any change in ownership will be deemed material when ownership is closely held); (z) if Borrower or grantor of Collateral is a sole proprietorship, the owner dies; if Borrower or grantor of Collateral is a trust, a trustor dies; if Borrower or grantor of Collateral is a partnership, any general or managing partner dies or dissolves; if Borrower or grantor of Collateral is a corporation, any principal officer or 10% or greater shareholder dies; if Borrower or grantor of Collateral is a limited liability company, any managing member dies or dissolves; if Borrower or grantor of Collateral is any other form of business entity, any Person(s) directly or indirectly controlling 10% or more of the ownership interests of such entity dies or dissolves; (aa) Borrower terminates the Authorization Agreement in accordance with its terms and another agreement is not immediately and in no less than two
(2) days put in place in a form and substance satisfactory to
Lender.
30.RIGHTS AND REMEDIES UPON DEFAULT. Unless
prohibited by applicable law, if an Event of Default occurs under this Agreement, then at any time thereafter, Lender may exercise any one or more of the following rights and remedies:
A.Refrain from Disbursing Loan Proceeds: Refrain from making an Advance of Borrower's Loan proceeds to the Designated Checking Account.
B.Debit Amounts Due from Borrower's Account: Debit from Borrower's Designated Checking Account all Automatic Payment Plan payments that Lender was unable to collect and/or the amount of any other Obligations that Borrower failed to pay.

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C.Accelerate Indebtedness: Declare the entire Obligations immediately due and payable, without notice to Borrower.
D.Assemble Collateral: Require Borrower and/to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Borrower and/to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Except as limited or prohibited under applicable law, Lender also shall have full power to enter upon the property of Borrower and/to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Borrower agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Borrower and/ after such repossession.
E.Sell the Collateral: Have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Borrower. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Borrower and other Persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any Person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limit the expenses, costs and fees (including third-party costs and fees payable by Lender) of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Obligations secured by this Agreement. To the extent permitted by applicable law, all such expenses will become a part of the Obligations and, at Lender's option, will: (a) be payable on demand; (b) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (c) be treated as a balloon payment that will be due and payable at the Loan's maturity.
F.Appoint Receiver: Have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Obligations. The receiver may serve without bond if permitted by applicable law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Obligations by a substantial amount. Employment by Lender shall not disqualify a Person from serving as a receiver.
G.Collect Revenues, Apply Accounts : Lender, either by itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Obligations or apply it to payment of the Obligations in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as Lender may determine, whether or not any amount included within the Obligations is then due. For these purposes, Lender may, on behalf of and in the name of Borrower, receive, open and dispose of mail addressed to Borrower; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment or storage of any Collateral. To facilitate collections, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.
H.Obtain Deficiency: If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower and/for any deficiency remaining on the Obligations due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower and/ shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.
I.Other Rights and Remedies: Lender shall have all the rights and remedies of a secured creditor under the provisions of the UCC, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity or otherwise.
J.Election of Remedies: Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, any related documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and

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an election to make expenditures or to take action to perform an obligation of Borrower under the Agreement, after Borrower's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.
31.CONSENT TO JURISDICTION AND VENUE. Borrower,
and Lender each consent to and agree that venue for all actions arising from or related to this Agreement or the Loan shall be in the District Court in and for Salt Lake County, State of Utah. The parties hereto waive any objection which either may have based on lack of jurisdiction or improper venue or forum non conveniens to any suit or proceeding instituted by either party under this Agreement in any state or federal court with jurisdiction over Salt Lake County, State of Utah, and consent to the granting of such legal or equitable relief as is deemed appropriate by such court.
32.NO WAIVER BY LENDER. No delay or omission on the part of Lender in exercising any rights under this Agreement, any related guaranty (including without limit the Guaranty) or applicable law shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.
33.ASSIGNMENT. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any such assignment without Lender's written consent shall be absolutely null and void. Lender's consent to an assignment by Borrower shall not release Borrower from its Obligations. Lender may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder. In connection with any assignment or participation, Lender may disclose all documents and information that Lender now or hereafter may have relating to Borrower or Borrower's business. To the extent that Lender assigns its rights and obligations hereunder to another party, Lender thereafter shall be released from such assigned obligations to Borrower and such assignment shall affect a novation between Borrower and such other party.
    (in its capacity as
Servicer) or a successor servicer (if any) shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain at one of its offices in the United States a copy of each assignment agreement delivered to it with respect to this Loan and a register for the recordation of the name of each assignee of this Loan, and principal and interest amount of this Loan owing to, such assignee pursuant to the terms hereof. The entries in such register shall be conclusive, and Borrower, Lender and each such assignee may treat each person whose name is recorded therein pursuant to the terms hereof as a "Lender" hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The register maintained for this Loan shall be available for inspection by Borrower and any such assignee of this Loan, at any reasonable time upon reasonable prior notice to (in its capacity as Servicer) or the applicable successor servicer (if any). This Section shall be construed so that this Loan is at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related Treasury regulations (or any other relevant or successor provisions of the Internal Revenue Code or of such Treasury regulations).
34.INTERPRETATION. Paragraph and section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties hereto, having had the opportunity to consult legal counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.
35.SEVERABILITY. If one or more provisions of this Agreement (or the application thereof) is determined invalid, illegal or unenforceable in any respect in any jurisdiction, the same shall not invalidate or render illegal or unenforceable such provision (or its application) in any other jurisdiction or any other provision of this Agreement (or its application).
36.NOTICES. Except as otherwise provided in this Agreement, notice under this Agreement must be in writing. Notice to Lender shall be deemed received by Lender at the address sent forth on the first page of this Agreement by U.S. mail, postage prepaid, first-class mail; in person; by registered mail; by certified mail; by nationally recognized overnight courier; or when sent by electronic mail. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (a) actual receipt by that party; (b) delivery on a business day to the designated address of that party, addressed to that party; (c) if given by postage prepaid and registered or certified, return receipt requested, three (3) days after deposit with the United States Postal Service, postage prepaid and registered or certified, return receipt requested, addressed to that party at its designated address;

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or (d) electronic mail address in Lender's records. The designated address of a party described in the beginning of this Agreement shall be the address of that party, or such other address as that party, from time to time, may specify by notice to the other parties.
37.RECORDKEEPING AND AUDIT REQUIREMENTS.
Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices or any other paper delivered to Lender by Borrower in connection with this Agreement or any other agreement other than as required by applicable law. Borrower shall at all times keep accurate and complete records of Borrower's financial records, accounts and Collateral. At Lender's request, Borrower shall deliver to Lender: (a) schedules of accounts and general intangibles; and
(b) such other information regarding the Collateral as Lender shall request. Lender, or any of its agents or representatives, shall have the right to call any telephone numbers that Borrower has provided or may provide in the future or otherwise in the Lender's possession (including any cellular or mobile telephone numbers), at intervals to be determined by Lender, and without hindrance or delay, to inspect, audit, check, and make extracts from any copies of the books, records, journals, orders, receipts, correspondence that relate to Borrower's Collateral or other transactions between the parties thereto and the general financial condition of Borrower and Lender may remove any of such records temporarily for the purpose of having copies made thereof. If Borrower was referred to Lender for this Loan by a third party, then Borrower consents to Lender sharing certain reasonable information about Borrower with such referring party for the purpose of such referring party verifying and/or auditing loans made through such referring party's referrals.
38.GOVERNING LAW. The relationship between Borrower and Lender, and any claim, dispute or controversy (whether in contract, tort, or otherwise) at any time arising from or relating to this Agreement is governed by, and this Agreement will be construed in accordance with the laws of the State of Utah without regard to internal principles of conflict of laws. The legality, enforceability and interpretation of this Agreement and the amounts contracted for, charged and reserved under this Agreement will be governed by such laws. Borrower understands and agrees that (a) Lender is located in Utah, (b) Lender makes all credit decisions from Lender's office in Utah,
(c) the Loan is made in Utah (that is, no binding contract will be formed until Lender receives and accepts Borrower's signed Agreement in Utah) and (d) Borrower's payments are not accepted until received by Lender in Utah. Parties agree that whenever Torah law requires, a Heter Iska should govern. Heter Iska documents are available upon request, at Business Halacha Institute 1937 Ocean Ave. Brooklyn NY 11230.
39.WAIVER OF NOTICES AND OTHER TERMS. Except for

any notices provided for in this Agreement, Borrower and any person who has obligations pursuant to this Agreement, to the extent not prohibited by applicable law, hereby waives demand, notice of nonpayment, notice of intention to accelerate, notice of acceleration, presentment, protest, notice of dishonor and notice of protest. To the extent permitted by applicable law, Borrower, and any other Person who has obligations pursuant to this Agreement also agrees to the following: (a) Lender is not required to file suit or show diligence in collecting the Obligations against Borrower, or any other Person who has obligations pursuant to this Agreement, and Lender is not required to proceed against any specific Collateral at any specific time; (b) Lender may, but shall not be obligated to, substitute, exchange or release any Collateral; (c) Lender may release any Collateral, or fail to realize upon or perfect Lender's security interest in any Collateral; (d) Lender may, but will not be obligated to, sue one or more Persons without joining or suing others; and (e) Lender may modify, renew, or extend this Agreement (repeatedly and for any length of time) without notice to or approval by any Person who has obligations pursuant to this Agreement (other than the party with whom the modification, renewal or extension is made). In connection with such amendment, modification or renewal, Lender may require that Borrower execute an Amendment and Modification Agreement to the Business Loan and Security Agreement, in the form to be provided by Lender.
40.MONITORING, RECORDING AND ELECTRONIC
COMMUNICATIONS. To ensure a high quality of service for Lender's customers, Borrower acknowledges and agrees that Lender may (a) monitor and/or record telephone calls between Borrower and Lender's employees, representatives or agents, and (b) communicate with Borrower electronically by e-mail.
41.JURY TRIAL WAIVER AND CLASS ACTION WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER AND LENDER WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THE AGREEMENT AND ALL OTHER
DOCUMENTATION    EVIDENCING    THE OBLIGATIONS, IN ANY LEGAL ACTION OR PROCEEDING. ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY COURT SITTING WITHOUT A JURY. IF PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES THE RIGHT TO LITIGATE IN ANY COURT PROCEEDING ANY CLAIM BY EITHER PARTY AGAINST THE OTHER PARTY RELATED TO THIS AGREEMENT OR THE LOAN AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY IN GENERAL. THIS PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT OR EXPIRATION OF THIS AGREEMENT OR THE LOAN, OR

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ANY OTHER RELATIONSHIP BETWEEN THE PARTIES.
42.CONFIDENTIALITY. Borrower shall not make, publish or otherwise disseminate in any manner a copy of this Agreement or make any public statement or description of the terms of this Agreement, except to (a) Borrower's subsidiaries or affiliates, or potential investors in Lender or Lender's subsidiaries, affiliates or related funds, and their respective employees, directors, agents, attorneys, accountants and other professional advisors (collectively, "Representatives"); (b) to prospective transferees, assignees, credit providers or purchasers of Lender's interests under or in connection with this Agreement or any transactions contemplated hereby; (c) as required by law, regulation, subpoena, or other order; (d) to Lender's, Borrower's or Lender's, or Borrower's subsidiaries or affiliates regulators or as otherwise required or requested in connection with Lender's, Borrower's or any subsidiary of Borrower's financial examination or audit; (e) in connection with the exercise of remedies under the Agreement or any action or proceeding relating to this Agreement or the enforcement of rights hereunder or thereunder; and (f) to third-party service providers of Lender.
43.ENTIRE AGREEMENT. This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or verbal communications or instruments relating thereto.
44.COUNTERPARTS; ELECTRONIC SIGNATURES. This
Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one (1) instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. All parties to this Agreement agree that Lender may (but shall have no obligation to) accept any signature, contract formation or record-keeping through electronic means, which shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Utah Uniform Electronic Transactions Act, or any similar state law based on the Uniform Electronic Transactions Act. Signatures and/or initials made through DocuSign or similar technologies shall be deemed of acceptable form for manifesting such party's affirmative assent.
45.CUSTOMER SERVICE CONTACT INFORMATION. If you
have questions or comments about your Loan, you may contact us at the address on the first page of this Agreement.
46.GRANT OF LICENSE TO USE 1WORKFORCE

PLATFORM. Subject to Borrower's compliance with this Agreement and the Terms of Use for the 1Workforce Platform, Lender grants Borrower a nonexclusive, revocable, non-transferable, non-sublicensable, limited and royalty-free license to use the 1Workforce Platform (the "License"). The License is effective solely for so long as any portion of the Loan is outstanding and remaining due, and so long as an Event of Default has not occurred. The License is personal to Borrower, and no rights hereunder may be transferred or assigned by Borrower to any Person without Lender's express written consent. Lender may terminate the License in its sole discretion without notice to Borrower or any other Person at any time after an Event of Default has occurred.
47.[Intentionally omitted]
48.CERTIFICATION AND SIGNATURES. By executing this Agreement or authorizing the individual signing or affirming below to execute on its behalf, Borrower certifies that Borrower has received a copy of this Agreement and Borrower has read, understood and agreed to be bound by the Agreement's terms. Each Person signing or affirming below certifies that each Person is signing on behalf of the Borrower, and/or in their individual capacity as indicated in the Signature Page for Borrower (and if Borrower is a sole proprietorship, in the capacity of the owner of such sole proprietorship), and each individual executing this Agreement is authorized to execute this Agreement on behalf of Borrower (as applicable). Use of Proceeds Certification: As referred to in Section 3, by signing or affirming below, the Borrower certifies, acknowledges and understands that the Loan proceeds shall be used solely for purchasing or acquiring specific products or services, for the following purposes only: (a) specified merchandise, (b) insurance (but not self-insurance programs), (c) services or equipment, (d) inventory or other specified goods, (e) loans to finance specified sales transactions, (f) public works projects or educational services (e.g., training) and (g) other general working capital needs of the business of the Borrower. The

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Loan shall not be used for personal, family, household or agricultural purposes.
49.[Intentionally omitted]

50.PATRIOT Act. To the undersigned's knowledge, neither Borrower nor any of its respective constituents or affiliates, is in violation of any laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (as the same has been, or may hereafter be, renewed, extended, amended or replaced, the "Executive Order")' and the Bank Secrecy Act (31 U.S.C.
§ 5311 et seq.), as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56, as the same has been, or may hereafter be, renewed, extended, amended or replaced, the "PATRIOT Act "). As used herein, "Anti-Terrorism Laws" means any laws relating to terrorism or money laundering, including the Executive Order, the PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing laws may from time to time be renewed, extended, amended, or replaced).

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AUTHORIZATION AGREEMENT FOR
DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)
AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBIT)

This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) ("Authorization Agreement") is part of (and incorporated by reference into) the Business Loan and Security Agreement ("Loan Agreement"). Borrower should keep this important legal document for Borrower's records. Capitalized terms not otherwise defined herein shall have the same meaning as defined in the Loan Agreement.

ADVANCE OF LOAN PROCEEDS. By executing this Authorization Agreement, Borrower authorizes Lender to disburse the Loan proceeds less the amount of any applicable fees upon Lender approving the Loan by Lender initiating an ACH credit, wire transfer or similar means to the checking account indicated on Exhibit A hereto (or a substitute checking account Borrower later identifies and is acceptable to Lender, hereinafter referred to as the "Designated Checking Account") in the Advance Amount set forth in the Agreement. This authorization is to remain in full force and effect until Lender has received written notification from Borrower of its termination of this Authorization Agreement in such time and in such manner as to afford Lender and Borrower's depository bank a reasonable opportunity to act on it, which in no event will be less than five (5) Business Days.

AUTOMATIC PAYMENT PLAN. Enrollment in Lender's Automatic Payment Plan (defined below) is required for Loan approval. By executing this Authorization Agreement, Borrower agrees to, and hereby, enrolls in an automatic payment plan and authorizes Lender to collect payments required under the terms of the Loan Agreement by initiating ACH debit entries to the Designated Checking Account in the amounts and on the dates provided in the Payment Schedule set forth in the attached Exhibit A (the "Automatic Payment Plan"). Borrower authorizes Lender to increase the amount of any scheduled ACH debit entry or assess multiple ACH debits in an amount equal to the total amount of previously scheduled payment(s) (as scheduled in the Payment Schedule) that was not paid inclusive of any and all unpaid Fees. This authorization is to remain in full force and effect until Lender has received written notification from Borrower of its termination of this Authorization Agreement in such time and in such manner as to afford Lender and Borrower's depository bank a reasonable opportunity to act on it, which in no event will be less than five (5) Business Days. Lender may suspend or terminate Borrower's enrollment in the Automatic Payment Plan immediately if Borrower fails to keep Borrower's Designated Checking Account in good standing or if there are insufficient funds in Borrower's Designated Checking Account to process any payment (or if Lender is otherwise unable to collect any amounts by ACH debit owed to Lender under the Loan or under any other loan or extension of credit by Lender to Borrower). If Borrower revokes the authorization contemplated in this Authorization Agreement or Lender suspends or terminates Borrower's enrollment in the Automatic Payment Plan, then Borrower shall still be responsible for making timely payments of the Loan pursuant to the alternative payment methods described in Section 6 of the Loan Agreement.

Provisional Payment. Any credit given by us to you with respect to an automated clearing house ("ACH") credit entry is provisional until we receive final settlement for such entry through a Federal Reserve Bank. If we do not receive such final settlement, you are hereby notified and agree that you shall refund Lender in an amount equal to the amount credited to you in connection with such entry, and the underlying originator of such entry shall not be deemed to have paid you in the amount of such entry.

Notice of Receipt of Entry. Under the operating rules of the National Automated Clearing House Association, which are applicable to ACH transactions involving your Designated Checking Account, we are not required to give next day notice to you of Lender's receipt of an ACH item and we will not do so. However, we will continue to notify you of the receipt of payments in the periodic statement we provide to you.

BUSINESS PURPOSE ACCOUNT. By executing this Authorization Agreement, Borrower agrees and certifies that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes.

ACCOUNT CHANGES. Borrower shall promptly notify Lender in writing if there are any changes to the account and routing numbers of the Designated Checking Account.

MISCELLANEOUS. Lender is not responsible for any fees charged by Borrower's bank as the result of credits or debits initiated under the Loan Agreement or this Authorization Agreement. The origination of ACH transactions to Borrower's account shall comply with the provisions of the laws of the State of Utah. Borrower agrees to be bound by NACHA rules of the Electronic Payments Association. Borrower shall provide Lender at all times, real time, view only access to any and all banking, accounting and inventory sys tems of Borrower, in each case in a form and substance.

[Exhibit A Follows]

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Exhibit A

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBIT)

The following bank accounts are subject to the Authorization Agreement:

Bank Account:
Bank Name:
Bank City and State:
Legal Title of Account:
Bank ABA#:
Account Number:
Type of Account:

Bank Account:
Bank Name:
Bank City and State:
Legal Title of Account:
Bank ABA#:
Account Number:
Type of Account:

Bank Account:
Bank Name:
Bank City and State:
Legal Title of Account:
Bank ABA#:
Account Number:
Type of Account:

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Exhibit A

Signature of Authorized Officer of Borrower    Date GREGORY POILASNE
Printed Name of Signer    Title of Signer

861617000
Tax ID of Borrower

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Signature Page

The undersigned hereby, as a duly and appointed authorized agent of Borrower, affirm that each has read and understand the terms and conditions of, consent to, and agree to be bound by, the attached Agreement and the attached Authorization Agreement.

Borrower:

Signature of Authorized Officer of Borrower    Date GREGORY POILASNE
Printed Name of Signer    Title of Signer

861617000
Tax ID of Borrower

Authorized Signer:

Signature    Date

GREGORY POILASNE
Printed Name of Signer

Authorized Signer:

Signature    Date

GREGORY POILASNE
Printed Name of Signer    Title of Signer

861617000
Tax ID of Borrower
[Notary Page Follows]

For Lenders Use Only: This Agreement has been received and accepted by Lender in Utah after being signed by Borrower.

Lender:

Signature of Authorized Officer of Lender    Date ACH Capital West, LLC

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Signature Page
Printed Name of Signer    Title of Signer

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ADDENDUM D
ADDITIONAL OBLIGORS

This Addendum D is attached to and made a part of the Business Loan and Security Agreement (Loan # 1005120490). The following entities and/or individuals are additional obligors under the Agreement:

#	Entity / Individual Name	Incorporation	Address	EIN / SSN
1	NUVVE HOLDING CORP. et al see addendum	DE	225 Inspiration Blvd, Newark, DE 19713	861617000
2	NUVVE HOLDING CORP.	DE	2488 Historic Decatur Road Suite 230, San Diego, CA 92106	861617000
3	Nuvve Corporation	DE	2488 Historic Decatur Road Suite 200, San Diego, CA 92106	27-3711082
4	Nuvve CPO, Inc.	DE	2488 Historic Decatur Road Suite 230, San Diego, CA 92106	99-3897485

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Borrower Definition Addendum to the Business Loan and Security Agreement dated: 06/09/2026

Lender and Borrower hereby agree that ”Borrower” is defined as follows:

Business Name: NUVVE HOLDING CORP. et al see addendum

Address: 225 Inspiration Blvd, Newark, DE 19713

Tax ID: 861617000

State of Incorporation: DE

Business Name: NUVVE HOLDING CORP.

Address: 2488 Historic Decatur Road Suite 230, San Diego, CA 92106

Tax ID: 861617000

State of Incorporation: DE

Business Name: Nuvve Corporation

Address: 2488 Historic Decatur Road Suite 200, San Diego, CA 92106

Tax ID: 27-3711082

State of Incorporation: DE

Business Name: Nuvve CPO, Inc.

Address: 2488 Historic Decatur Road Suite 230, San Diego, CA 92106

Tax ID: 99-3897485

State of Incorporation: DE

Borrower: NUVVE HOLDING CORP. et al see addendum

Agreed to by:         (Signature), its:     (Title)

Print Officer's Name: GREGORY POILASNE

LENDER: ACH Capital West, LLC

Agreed to by:         (Signature), its:     (Title)

Early Discount Addendum

This addendum is made as of 06/09/2026 (the ”Addendum”) to the Business Loan and Security Agreement between ACH Capital West, LLC , (the ”Lender”) and
NUVVE HOLDING CORP. et al see addendum    (the ”Borrower”) dated 06/09/2026 (the ”Agreement”).

Lender and Borrower are sometimes referred to herein collectively as the ”Parties” and each as a ”Party”. Whereas, the Parties desire to add certain terms to the Agreement.

In consideration of the above promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree and add terms to the Agreement as follows:
Total Repayment Amount shall be defined as: $ 1,875,000.00    if Borrower delivers the Total Repayment Amount within
30    calendar days of the Disbursement Amount being paid by Lender. All prior payments made shall count towards the discounted Total Payment Amount.
Total Repayment Amount shall be defined as: $ 1,905,000.00    if Borrower delivers the Total Repayment Amount within
60    calendar days of the Disbursement Amount being paid by Lender. All prior payments made shall count towards the discounted Total Payment Amount.
Total Repayment Amount shall be defined as: $ 1,935,000.00    if Borrower delivers the Total Repayment Amount within
90    calendar days of the Disbursement Amount being paid by Lender. All prior payments made shall count towards the discounted Total Payment Amount.
Total Repayment Amount shall be defined as: $ 1,965,000.00    if Borrower delivers the Total Repayment Amount within
120    calendar days of the Disbursement Amount being paid by Lender. All prior payments made shall count towards the discounted Total Payment Amount.
Total Repayment Amount shall be defined as: $ N/A    if Borrower delivers the Total Repayment Amount within
N/A    calendar days of the Disbursement Amount being paid by Lender. All prior payments made shall count towards the discounted Total Payment Amount.

Notwithstanding the above, if an Event of Default occurs pursuant to the Agreement, Borrower forfeits Borrower’s rights pursuant to this Addendum.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Borrower: NUVVE HOLDING CORP. et al see addendum

Agreed to by:         (Signature), its:     (Title)

Print Officer's Name: GREGORY POILASNE

Lender: ACH Capital West, LLC

Agreed to by:         (Signature), its:     (Title)

Stacking Prohibited Addendum

This addendum is made as of 06/09/2026 (the ”Addendum”) to the Business Loan and Security Agreement between ACH Capital

West, LLC (the ”Lender”) and (the ”Agreement”).

NUVVE HOLDING CORP. et al see addendum    (the ”Borrower”) dated 06/09/2026

Whereas, Lender desires to add a Stacking Prohibited provision as follows; Borrower shall not enter into any cash advance that relates to or involves its Future Receipts, or any loan agreement, with any party other than Lender where the interest rate on such loan is greater than ten percent (10%) for the duration of this Agreement other than early payment discounts the Borrower customarily provides to its customers or factors; notwithstanding the foregoing, the following shall be excluded from the foregoing prohibition in all events: (a) bank loans; (b) bank financing arrangements; and (c) any other financing arrangement, that enables Borrower to pay the Total Repayment Amount to Lender and the Total Repayment Amount is paid to Lender in conjunction with the closing of such financing prior to the release of any funds to the Borrower. Lender may share information regarding this Agreement with any third party in order to determine whether Borrower is in compliance with this provision.

Borrower agrees to this Stacking Prohibited addendum to the Agreement, and fully understands that breach of the Stacking Prohibited provision shall constitute an Event of Default.

For the avoidance of doubt, a violation of the Stacking Prohibited provision shall not be limited to the filing of an additional UCC. A violation shall also include the Seller’s entry into any merchant cash advance, or business loan with any other party, regardless of whether such financing requires the filing of a UCC or other lien.

By signing this Addendum, Borrower agrees and fully understands that in the event Borrower breaches the Stacking Prohibited provision, Lender fully reserves its rights to immediately exercise its rights at law and equity as provided in the Agreement and impose an additional fee equaling ten (10) percent of the Loan Amount for each incidence of stacking.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Borrower: NUVVE HOLDING CORP. et al see addendum

Agreed to by:         (Signature), its:     (Title)

Print Officer’s Name:    GREGORY POILASNE

Lender: ACH Capital West, LLC

Agreed to by:         (Signature), its:     (Title)